UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

JERNIGAN CAPITAL, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-36892 (Commission File Number)	47-1978772 (IRS Employer Identification No.)

6410 Poplar Avenue, Suite 650 Memphis, Tennessee (Address of principal executive offices)	38119 (Zip Code)

(901) 567-9510

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒	Emerging growth company.

☒	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 12, 2018, Jernigan Capital, Inc. (the “Company”), Jernigan Capital Operating Company, LLC and JCAP Advisors, LLC entered into an underwriting agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc., Jefferies LLC and KeyBanc Capital Markets Inc. as representatives of the several underwriters named in Schedule I thereto (the “Underwriters”). Pursuant to the terms and conditions of the Underwriting Agreement, the Company agreed to sell 4,000,000 shares of its common stock, $0.01 par value per share (“common stock”), at a public offering price of $18.50 per share. Pursuant to the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to an additional 600,000 shares of common stock, which the Underwriters exercised in full on June 13, 2018. The common stock was offered and sold pursuant to a prospectus supplement, dated June 12, 2018, and a base prospectus, dated June 24, 2016, relating to the Company’s effective shelf registration statement on Form S-3 (File No. 333-212049). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the Underwriting Agreement set forth above is qualified in its entirety by reference to Exhibit 1.1.

Item 7.01.	Regulation FD Disclosure.

On June 14, 2018, the Company issued a press release announcing the closing of the offering and the full exercise of the Underwriters’ option to purchase an additional 600,000 shares of common stock, as described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 to Form 8-K, the information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” and not “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated June 12, 2018, by and among Jernigan Capital, Inc., Jernigan Capital Operating Company, LLC and JCAP Advisors, LLC, and Raymond James & Associates, Inc., Jefferies LLC and KeyBanc Capital Markets Inc., as representatives of the several underwriters named in Schedule I thereto.
5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.
8.1	Tax Opinion of Morrison & Foerster LLP with respect to REIT qualification.
23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).
23.2	Consent of Morrison & Foerster LLP (included in Exhibit 8.1).
99.1	Press release dated June 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERNIGAN CAPITAL, INC.

Dated: June 14, 2018	By:	/s/ John A. Good
John A. Good
President and Chief Operating Officer